UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[X]    Definitive Information Statement

PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined) :

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5)	Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________________________

2)	Form, Schedule or Registration Statement No.: _____________________

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PRINCIPAL FUNDS, INC. - HIGH YIELD FUND I

IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF INFORMATION STATEMENT

November 15, 2017

As a shareholder of the High Yield Fund I (the "Fund"), a series of Principal Funds, Inc., you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of a sub-advisor to manage a portion of the Fund's assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.

The Information Statement details the appointment of two new sub-advisors. At a meeting of the Board of Directors (the "Board") held on September 12, 2017, the Board unanimously approved sub-advisory agreements with Mellon Capital Management Corporation (" Mellon") and DDJ Capital Management, LLC ("DDJ") with respect to the Fund. On October 1, 2017 and October 2, 2017, respectively, Mellon and DDJ signed agreements to manage a portion of the Fund's assets.

The Fund has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Advisor, subject to certain conditions such as approval by the Board, to enter into a new sub-advisory agreement with a sub-advisor or to change the term of an existing sub-advisory agreement with a sub-advisor. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at https://www.principalglobal.com/documentdownload/77125. The Information Statement will be available on the website until at least May 12, 2017. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 8024, Boston, MA 02266-8024, by calling 1-800-222-5852, or by visiting www.principalfunds.com.

Only one copy of this note will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 8024, Boston, MA 02266-8024 or call 1-800-222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.

If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – HIGH YIELD FUND I
INFORMATION STATEMENT
November 15, 2017
This Information Statement is provided in connection with the addition of two new Sub-Advisors to the Principal Funds, Inc. (“PFI”) High Yield Fund I (“the “Fund”). Mellon Capital Management Corporation ("Mellon") and DDJ Capital Management, LLC ("DDJ" and together with Mellon, the "Sub-Advisors" and each a "Sub-Advisor"), entered into Sub-Advisory Agreements (each a "Sub-Advisory Agreement" and together the "Sub-Advisory Agreements") with Principal Global Investors, LLC (the “Advisor”), the investment advisor to PFI, on October 1, 2017 and October 2, 2017 respectively, and began providing investment advisory services to the Fund on the same days.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors or sub-advisors, change sub-advisors or sub-sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On September 12, 2017, the Board of Directors of PFI (the "Board") unanimously approved the replacement of JP Morgan Investment Management, Inc. as Sub-Advisor to the Fund with Mellon Capital Management Corporation ("Mellon") and DDJ Capital Management, LLC ("DDJ").
NEW SUB-ADVISORY AGREEMENTS

The terms of the sub-advisory agreements with Mellon and DDJ are the same in all material respects as the current sub-advisory agreement with Neuberger Berman Investment Advisers LLC, other than the fees are to be paid by Mellon. The following is a brief summary of the material terms of the Sub-Advisory Agreements. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreements attached.

Like the current sub-advisory agreement with Neuberger, the new Sub-Advisory Agreements provide that Mellon and DDJ, will, among other things,

(1)
provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)
advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment service provided to the Fund.

NEW SUB-ADVISORS

Mellon Capital Management Corporation
Mellon Capital Management Corporation ("Mellon") is a corporation organized under the laws of the state of Delaware and a registered adviser with its place of business at 50 Fremont St., Suite 3900, San Francisco, CA 94105.
Ownership of Mellon: Mellon is an indirectly wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company located at 225 Liberty Street, New York, NY 10286.
Management of Mellon: Set forth below is the names, principal occupations, and addresses of the principal executive officers of Mellon.

Name	Address	Management Responsibility
Gabriela Franco Parcella	50 Fremont St., Suite 3900 San Francisco, CA 94105	Chairman of the Board, President and CEO
William L. Fouse	50 Fremont St., Suite 3900 San Francisco, CA 94105	Chairman Emeritus and Co-Founder
Thomas F. Loeb	50 Fremont St., Suite 3900 San Francisco, CA 94105	Chairman Emeritus and Co-Founder
Greg Brisk	50 Fremont St., Suite 3900 San Francisco, CA 94105	Head of Investment Management Governance
Charles P. Dolan	50 Fremont St., Suite 3900 San Francisco, CA 94105	Chief Investment Strategist
Joseph Gennaco	50 Fremont St., Suite 3900 San Francisco, CA 94105	Chief Operating Officer
Jeff Zhang	50 Fremont St., Suite 3900 San Francisco, CA 94105	Chief Investment Officer
Desmond Mac Intyre	50 Fremont St., Suite 3900 San Francisco, CA 94105	Chief Executive Officer of U.S. Asset Management
Similar Investment Companies Advised by Mellon. Mellon has stated that is does currently act as an investment adviser to a registered investment company with similar investment objectives and policies as those of the Fund.
Fees Paid to Mellon: The Advisor paid no fees to Mellon for the fiscal year ending October 31, 2016 with respect to the Fund.

DDJ Capital Management, LLC
DDJ Capital Management, LLC ("DDJ") is a limited liability company organized under the laws of the state of Massachusetts and a registered adviser with its place of business at 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453 .
Ownership of DDJ: BIL is privately owned and has no Board of Directors. David Breazzano serves as the firm's principal executive officer. DDJ has established the Management Operating Committee, chaired by Mr. Breazzano, that is responsible for overseeing the governance of the organization as well as for determining the strategic direction of the firm.
Management of DDJ: Set forth below is the names, principal occupations, and addresses of the principal executive officers of DDJ.

Name	Address	Management Responsibility
David Breazzano	192 Dutton Road Sudbury, MA 01776	President, Chief Investment Officer & Portfolio Manager
Josh McCarthy	24 Liberty Avenue Somerville, MA 02144	Chief Compliance Officer & General Counsel
Jack O'Connor	63 Buttrick Lane Carlisle, MA 01741	Senior VP, Head of Business Development & Client Service
Jay Russell	16 Stanford Road Wellesley, MA 02481	Chief Financial Officer
Kirsten Flaherty	9 Algonquin Road Quincy, MA 02169	Human Resources Director
Similar Investment Companies Advised by DDJ. DDJ currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the Fund:

Account	Size*	Fee**
DDJ Opportunistic High Yield Fund	$8.0mm	70 bps
Northern Multi-Manager High Yield Opportunity Fund	$102.9mm	50 bps
Russell Multi-Strategy Income Fund	$187.4mm	35 bps^
Russell Global Opportunistic Credit Fund	$124.4mm	35 bps^

* Approximate Fund Size as of September 30, 2017
** Annual fee rate based on current net assets of the applicable account sub-advised by DDJ.
^ The 35 bps fee with respect to each of these accounts subject to the Investment Company Act of 1940 that are sub-advised by DDJ on behalf of Russell Investments was determined in conjunction with DDJ's overall relationship with Russell Investments, which includes five sub-advised mandates and comprises a total of $626.8mm assets under management as of September 30, 2017. Such sub-advised accounts include more constrained investment guidelines that accordingly limit DDJ's return objective relative to the account within the Principal Global Diversified Income Fund that is sub-advised by DDJ. Furthermore, DDJ also managed several accounts on behalf of two non-sub-advisory client relationships (which total $757.2mm) that are also part of a larger consultant relationship with Russell Investments for which DDJ's standard investment management fee applies.

Fees Paid to DDJ: The Advisor paid no fees to DDJ for the fiscal year ending October 31, 2016 with respect to the Fund.
Payments to Affiliates. For the fiscal year ended October 31, 2016, the Fund paid PGI management fees of approximately $5,671,000 and Distributor Rule 12b-1 distribution fees of approximately $11,000. For the fiscal year ended October 31, 2016, the Fund did not pay any brokerage commissions to brokers affiliated with PGI or sub-advisors of the Fund.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENTS

At its September 12, 2017 meeting, the Board considered whether to approve the Sub-Advisory Agreements between the Advisor and Mellon and the Advisor and DDJ with respect to a portion of the Fund.
The Board considered the nature, quality and extent of services expected to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Sub-advisor, the investment approach of each Sub-advisor, the experience and skills of each Sub-advisor’s investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board noted that Mellon currently provides subadvisory services for another series of PFI and one series of Principal Variable Contracts Funds, Inc. and that DDJ currently provides subadvisory services for an investment sleeve of another series of PFI and that the Board had reviewed and recommended for renewal the applicable subadvisory agreements with Mellon and DDJ at its September 2017 Board meeting. In addition, the Board considered the Advisor’s program for recommending, monitoring and replacing sub-advisors and that the Advisor recommended each Sub-advisor based upon that program.

The Board reviewed the historical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017 (and for DDJ only, the historical five-year performance returns as of June 30, 2017), gross and net of proposed fees, of each Sub-Advisor in a composite with an investment strategy similar to the proposed strategy for the Fund, as compared to the historical performance returns, gross and net of fees, of a current sub-advisor to the Fund and to the historical performance of a relevant benchmark index, as well as the percentile rankings of the performance of each Sub-Advisor’s composite, net of proposed fees, and the historical performance of the current sub-advisor in a relevant Morningstar category for each period, as applicable. The Board also reviewed the hypothetical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017, gross and net of proposed fees, for the proposed allocations of the Fund giving effect to the appointment of each Sub-Advisor, as compared to the historical performance returns, gross and net of fees, of the Fund under its current allocations, as well as the percentile rankings of the hypothetical performance of the proposed allocations of the Fund, net of proposed fees, and the historical performance of the Fund in a relevant Morningstar category for each period. The Board concluded, based upon the information provided, that each Sub-Advisor is qualified.
The Board considered the proposed subadvisory fee for each Sub-Advisor, noting that the Advisor compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under each Sub-Advisory Agreement. The Board noted that the proposed sub-advisory fee schedule for each Sub-Advisor includes breakpoints and concluded that each sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Sub-Advisors’ representations that they do not have any advisory clients with a lower fee for the specific mandate that they will manage for the Fund and the Advisor’s statement that it found the proposed sub-advisory fee schedules to be competitive. On the basis of the information provided, the Board concluded that each proposed sub-advisory fee was reasonable

The Board also considered the character and amount of other fall-out benefits to be received by each Sub-Advisor. The Board noted that neither Sub-Advisor engages in soft dollar trading. The Board concluded that, on the basis of the information provided, each proposed sub-advisory fee was reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-Advisory Agreement are fair and reasonable and that approval of each Sub-Advisory Agreement is in the best interests of the Fund.

FUND OWNERSHIP

As of the close of business November 6, 2017, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of November 6, 2017 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Share Class	Percentage of Ownership
NATIONAL FINANCIAL SERVICES LLC	A	19.24%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

PERSHING LLC	A	8.68%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFE INSURANCE CO CUST	A	7.10%
IRA ANTHONY L MALOVRH
6787 E ARDEN CT
PRESCOTT VLY AZ 86314-6655

J. P. MORGAN SECURITIES LLC	A	6.21%
FBO EXCLUSIVE BENEFIT OF OUR CUST
4 CHASE METROTECH CTR
BROOKLYN NY 11245-0003

PRINCIPAL LIFE INS. COMPANY CUST.	Institutional	33.81%
FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
ATTN RIS NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL TRUST COMPANY	Institutional	30.63%
PRINCIPAL TRUST TARGET DATE
COLLECTIVE INVESTMENT FUNDS
1013 CENTRE RD STE 300
WILMINGTON DE 19805-1265

LIFETIME 2040 FUND	Institutional	9.94%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	Institutional	5.42%
FBO SANFORD CUSTOM TARGET DATE FUND
OF FUNDS SEP ACCTS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB‑ADVISORY AGREEMENT
DDJ CAPITAL MANAGEMENT, LLC SUB-ADVISED FUNDS

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the “Agreement”) executed as of the 2nd of October 2017, by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (hereinafter called "the Manager"), and DDJ CAPITAL MANAGEMENT, LLC, a Massachusetts limited liability company (hereinafter called “the Sub-Advisor”).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, the Manager and the Sub-Advisor agree to amend and restate that certain Sub-Advisory Agreement between the Manager (having assumed the rights and obligations of Principal Management Corporation) and the Sub-Advisor dated October 9, 2012 with this Agreement; and

WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);

(c)	The Fund's Articles of Incorporation and By‑laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub‑Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub‑Advisor by the Manager, from time to time (the “Allocated Assets”), as well as exercise all other ancillary rights or duties in connection with the management of such securities or other assets necessary to implement any of the powers contained herein, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth, provided that absent the Manager’s prior written approval, the Sub-Advisor shall not take any action on behalf of the Fund in any legal proceedings, including bankruptcies or class actions. The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.

(b)
Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets (e.g., the applicable investment guidelines).

(c)
Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities and other permitted investment instruments without prior consultation with the Manager and without regard to the length of time the securities or other permitted investment instruments have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws, and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

(e)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Manager with respect to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets (e.g., the applicable investment guidelines).

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.

(g)
Upon request, provide assistance and recommendations for the determination of the fair value of certain securities and other investment instruments when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series pursuant to this Agreement. Notwithstanding the foregoing, the cost of the securities or other investment instruments purchased or sold or held by the Fund (including brokerage fees and commissions, settlement-related expenses, legal expenses (upon approval by the Manager, which approval shall not be unreasonably withheld) incurred in connection with the purchasing, selling or holding of investments or prospective investments, and other applicable transaction costs, if any), shall be solely borne by the Fund.

(i)	Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Such services or products may be (but do not necessarily need to be) used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.
The Manager acknowledges that the Sub-Advisor may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Sub-Advisor may give advice or exercise investment responsibility and take such other action with respect to its Affiliated Accounts that may differ from advice given or the timing or nature of action taken with respect to the Allocated Assets, provided that the Sub-Advisor acts in good faith, and provided, further, that it the Sub-Advisor’s policy to allocate, within its reasonable discretion, investment opportunities with respect to the Allocated Assets over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of each Series and any specific investment guidelines applicable thereto.

(j)
Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager; provided, however, that the Sub-Advisor may retain a copy of such records in order to comply with applicable requirements under the Advisers Act. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(k)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with a certification that the Sub-Advisor has implemented procedures for administering its Code of Ethics.

(l)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m)
Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report prepared in connection with Rule 206(4)-7 of the Advisers Act or a detailed summary of such report; timely and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other reasonable requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.

(n)
Vote proxies received on behalf of each Series (with respect to the Allocated Assets) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format provided by the Manager to enable the Series to file Form N-PX as required by SEC rule.

(o)
Respond to tender offers, rights offerings and other voluntary corporate action requests (including, without limitation, participating, joining in or dissenting from, and voting in any in-court or out-of-court corporate restructuring or reorganization or liquidation) affecting securities and/or other investment instruments held by each Series (with respect to the Allocated Assets).

(p)
The Sub-Advisor shall have the power to make, execute, acknowledge and deliver on behalf of each Series any and all documents of transfer and conveyance and any and all other documents or instruments that may be necessary or appropriate to carry out the powers granted to it under this Agreement. In connection with the execution of any such documents or instruments, the signature block of each Series shall be as follows:

Principal Funds, Inc. – [legal name of such Series]

By: DDJ Capital Management, LLC, in its capacity as Sub-Advisor

By:
Name:
Title:	Authorized Signatory

(q)
Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action with respect to the Allocated Assets (to the extent consistent with applicable law) to bring the Series back into compliance within the time permitted under the Code.

3.	Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation
As full compensation for all services rendered and obligations assumed by the Sub‑Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub‑Advisor
Neither the Sub‑Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub‑Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub‑Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

6.	Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s) (as defined below), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5 of this Agreement, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-

Advisor), or affiliates. For purposes of this Section 6, “Trade Errors” are defined as errors due to (i) erroneous orders by the Sub-Advisor for a Series that result in the purchase or sale of securities or other investment instruments that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities or other investment instruments for a Series in an unintended amount or price; or (iii) purchases or sales of securities or other investment instruments for a Series which violate the investment limitations or restrictions disclosed in the Fund’s registration statement and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing.

7.	Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund, provided, however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.

8.	Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.	Duration and Termination of This Agreement
This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment," "voting security" and “majority of the outstanding voting securities”) shall be applied.

10.	Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties hereto. In addition, no material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub‑Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

11.	Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.

12.	General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, 711 High Street, Des Moines, Iowa 50392‑0200. The address of the Sub‑Advisor for this purpose shall be 130 Turner Street, Building #3, Suite 600, Waltham, MA 02453, ATTN: Legal Department.

(c)	The Sub‑Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)
the Sub-Advisor fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)
the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

(3)
the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

(4)
the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Fund is (a) a “qualified institutional buyer” as defined in paragraph (a) of Rule 144A under the Securities Act of 1933 (“Securities Act”) by reason of the fact that it an investment company registered under the 1940 Act, and (b) an “accredited investor” as defined in Regulation D under the Securities Act.

(f)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(g)
The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager; provided, however, that the Manager consents to the Sub-Advisor’s use of the Manager’s name, the Fund’s name and each Series’ name in the Sub-Advisor’s representative client list only, which may be distributed to prospective and existing clients so long as this Agreement is in effect.

(h)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By:	/s/ Michael J. Beer
Name:	Michael J. Beer
Title:	Executive Director - Principal Funds

By:	/s/ Adam U. Shaikh
Name:	Adam U. Shaikh
Title:	Counsel

DDJ CAPITAL MANAGEMENT, LLC

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

APPENDIX A

[INTENTIONALLY OMITTED]

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Global Diversified Income Fund	October 9, 2012	2 Years
High Yield Fund I	October 2, 2017	2 Years

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
MELLON CAPITAL MANAGEMENT CORPORATION SUB-ADVISED FUNDS

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the “Agreement”) executed as of the 1st day of October, 2017 by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (hereinafter called "the Manager"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware Corporation, (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor render discretionary investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services;

WHEREAS, the Manager and the Sub-Advisor agree to amend and restate the Amended and Restated Sub-Advisory Agreement between the Manager (having assumed the rights and obligations of Principal Management Corporation) and the Sub-Advisor dated December 31, 2009 with this Agreement; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub-Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.

(b)
Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria communicated in writing to the Sub-Advisor which is applicable to the Allocated Assets.

(c)
Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws, and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

(e)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria communicated in writing to the Sub-Advisor which is applicable to the Allocated Assets, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 13(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria communicated in writing to the Sub-Advisor which is applicable to the Allocated Assets) are being observed.

(g)
Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)
Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-

Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)
Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as it directly related to the services the Sub-Advisor provides to a Series.

(k)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.

(l)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m)
Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other requests from the Manager, the Sub-Advisor agrees to make available for the Manager’s view all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change. The Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(n)
Vote proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(o)	Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor).

(p)
Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 13(d) of this Agreement. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that the Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance within (to the extent possible) the time permitted under the Code.

3.	Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

6.	Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub Advisor under this Agreement or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. For purposes under this Section 6, “Trade Errors” are defined as errors due to (i) erroneous orders by the Sub-Advisor for the Series that result in the purchase or sale of securities that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities for the Series in an unintended amount or price; or (iii) purchases or sales of financial instruments which violate the investment limitations or restrictions disclosed in the Fund’s registration statement and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing.

7.	Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.

8.	Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.	Duration and Termination of This Agreement
This Agreement shall become effective with respect to a Series as of the corresponding date set forth in Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth in Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.

10.	Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. In addition, no material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

11.	Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement and the Sub-Advisor accepts such appointment with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.

12.	General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200. The address of the Sub-Advisor for this purpose shall be 50 Fremont Street, Suite 3900, San Francisco, CA 94105.

(c)	The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)
the Sub-Advisor fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)
the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

(3)
the Sub-Advisor becomes aware of any pending action, suit, proceeding or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

(4)
the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)
The Manager represents and warrants, and the Sub-Advisor acknowledges, that the Series is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2)(iii)(B) unless otherwise agreed to in writing.

(g)
The Manager further represents and warrants that (i) it is a member of the National Futures Association (“NFA”) and is registered under the Commodity Exchange Act (“CEA”) or is not required to be a member of the NFA because (A) it is exempt from registration under the CEA or (B) it does not engage in activity that requires such registration and (ii) each Series is a “qualified eligible person” as defined in Rule 4.7 of the Commodity Futures Trading Commission (“CFTC”) and consents to its account being treated as an exempt account under Rule 4.7.

(h)
The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.

(i)	This Agreement contains the entire understanding and agreement of the parties.
IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING

COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

PRINCIPAL GLOBAL INVESTORS, LLC

By	/s/ Michael J. Beer
	Name:	Michael J. Beer
	Title:	Executive Director - Principal Funds

By	/s/ Adam U. Shaikh
	Name:	Adam U. Shaikh
	Title:	Counsel

MELLON CAPITAL MANAGEMENT
CORPORATION

By	/s/ Sheryl Linck
	Name:	Sheryl Linck
	Title:	Managing Director

APPENDIX A

[INTENTIONALLY OMITTED]

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Bond Market Index Fund	December 31, 2009	2 Years
High Yield Fund I	October 2, 2017	2 Years